UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 18, 2006

WESTLAKE CHEMICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32260	76-0346924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Post Oak Boulevard, Suite 600 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 960-9111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

As decided by its Board of Directors on August 18, 2006, Westlake Chemical Corporation (the “Company”) determined to change the cash compensation of the Company’s non-management directors and to grant awards of stock options and restricted stock to such directors, as follows:

Compensation of Non-Management Directors

Name	Annual Cash Compensation (effective 10/1/06)	Stock Options (no. of shares)	Restricted Stock (no. of shares)
E. William Barnett	$55,000	1,345	831

Robert T. Blakely	As director: $55,000; As chair of Audit Committee: $10,000	1,345	831

Dorothy C. Jenkins	$55,000	1,345	831

Max L. Lukens	As director: $55,000; As chair of Compensation Committee: $5,000	1,345	831

Gilbert R. Whitaker, Jr.	As director: $55,000; As chair of Nominating & Governance Committee: $5,000	1,345	831

Further, the members of the Audit Committee (Messrs. Barnett, Blakely, Lukens, and Whitaker) will each receive an additional annual fee of $1,000 in the event that the physical meetings of the committee exceed five per year and an additional annual fee of $500 in the event that the telephonic meetings of the committee exceed five per year. (For this purpose, a year is the period from October 1 of one year to September 30 of the next year.)

2

The awards of restricted stock and of stock options were made pursuant to the Company’s 2004 Omnibus Incentive Plan.

The exercise price of the stock options is $30.07, the average of the high and low trading prices of the common stock as reported on the New York Stock Exchange on August 21, 2006. The stock options are exercisable in equal installments of 25% on August 21, 2007, 2008, 2009, and 2010, and expire on August 21, 2016.

The shares of restricted stock will vest in installments of 1/3 each on August 21, 2007, 2008, and 2009, respectively, subject to the grantee’s continuous position as a director of the Company. Holders of the shares of restricted stock will receive dividends and will have voting rights with respect to the unvested shares during the restricted period.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1	Westlake Chemical Corporation 2004 Omnibus Incentive Plan (incorporated by reference to exhibit 10.14 to the Company’s Registration Statement on Form S-1/A, filed with the Securities and Exchange Commission on August 9, 2004, under Registration No. 333-115790).

10.2	Form of Award Letter for Stock Options granted effective as of August 21, 2006, to Non-Management Directors.

10.3	Form of Restricted Stock Award granted effective as of August 21, 2006, to Non-Management Directors.

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTLAKE CHEMICAL CORPORATION

By:	/s/ Albert Chao
Albert Chao
President and Chief Executive Officer

Date: August 24, 2006

4